Exhibit 99.2

Exhibit 99.2

Relieving pain…….Improving lives

March 2017

Special Note Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management. The words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will” and similar terms and phrases are used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights

Specialty pharmaceutical company focused on hospital and related settings with first product, IV Meloxicam targeting post-operative pain Plan to file New Drug Application for IV Meloxicam in summer 2017

– Reported positive top-line results for pivotal Phase III trial in patients following abdominoplasty surgery

– Reported positive top-line results for pivotal Phase III trial in patients following bunionectomy surgery

– Completed renal impairment and ECG studies

– Completed enrollment of 700+ patients in safety trial; await completion of patient follow-up visits

Multiple non-opioid therapeutics in clinical development for pain conditions

Revenue and cash flow positive contract development and manufacturing (CDMO) business Solid cash position

– $64.5 million cash @ 12/31/16

– $40 million capital raise in December ($36.9 million net proceeds)

Experienced management team with significant development, regulatory and commercial experience

Experienced Management and Board

Gerri Henwood – President and CEO

Founded Auxilium Pharmaceuticals (AUXL, NASDAQ) and IBAH (former NASDAQ Co. – acquired 1998); GSK

Michael Celano – CFO

Over 35 years of financial leadership experience – Kensey Nash, BioRexis, Orasure, Arthur Andersen/KPMG

Randy Mack – SVP, Development

Over 25 years of clinical development experience – Adolor, Auxilium, Abbott Labs and Harris Labs

Stewart McCallum, MD – CMO

Over 9 years of GSK Clinical experience – Development experience; past clinical Investigator, KOL and Stanford U.

Fred Graff – CCO

Over 20 years of successful commercial experience, including sales and marketing leadership roles at Sepracor, RPR, and MAP Pharmaceuticals

Board of Directors

Wayne B. Weisman – Chairman

SCP VitaLife Partners

Alfred Altomari

CEO, Agile Therapeutics

William L. Ashton

Harrison Consulting Group; frmly Amgen

Michael Berelowitz, M.D.

Former SVP, Specialty Care Business Unit, Pfizer

Winston J. Churchill

SCP VitaLife Partners

Karen Flynn

President-Pharmaceutical Packaging Systems, West Pharmaceutical Services, Inc.

Gerri Henwood – CEO Bryan Reasons

SVP and CFO, Impax Laboratories

2015 Transformative Transaction

Acquired IV/IM Meloxicam and manufacturing business from Alkermes in April 2015

– $50M up-front cash payment plus working capital adjustment;  Meloxicam milestones up to $125M (including, at our election, either (i) $10M payable upon NDA filing and $30M upon regulatory approval or (ii) an aggregate $45M upon regulatory approval, as well as other revenue target milestones), and royalties

– Warrants issued to Alkermes and OrbiMed

– Non-dilutive up-front financed by loan from OrbiMed o Paid down $22.7M, or 45% of the original $50M term loan from excess cash flow generated by the manufacturing business

IV Meloxicam – rapid onset, long acting preferential COX-2 inhibitor for moderate to severe acute pain

– Multiple Phase II studies successfully completed in acute pain models

– Phase III pivotal trial in hard tissue model reported positive efficacy data in July 2016

– Phase III pivotal trial in soft tissue model reported positive efficacy data in November 2016

– Completed renal impairment and ECG studies

– Completed enrollment of 700+ patients in safety trial; await completion of patient follow-up visits

– Advantages over existing acute pain therapeutics, including longer duration of action

Manufacturing business

– 97,000 sq. ft. facility (DEA licensed) manufactures 5 commercial products marketed by partners

– Revenues include product sales, royalties and profit sharing o 2016 revenues of $69.3M, and significant positive cash flow

Acute Care Clinical Stage Pipeline

Product    PC IIIIIIRights

Meloxicam     WW

IV formulation

Acute post operative pain     Phase III

IM formulation

Acute pain

Dexmedetomidine (“Dex”)     WW, exc. Europe, Turkey, CIS

Dex-IN (intranasal)

Peri-procedural pain     Phase II

Cancer breakthrough pain

Fadolmidine (“Fado”)     WW, exc. Europe, Turkey, CIS

Intrathecal

Topical

Post Op Pain Market Underserved

$5.9 billion market(1) Predominantly opioid use Significant side effects / issues associated with opioids Dearth of non-  opioid drugs in development

Inpatient procedures

Total procedures (2009)    47.9M

Addressable    >25M

Ambulatory procedures

Total procedures (2006)    53.3M

Addressable    >25M

Note: Addressable includes procedures expected to utilize pain medication.

Source: National Center for Health Statistics and management estimates.

(1) GBI Research, 2010 sales.

Limited Pain Relief Options for Patients

Pain Severity	Class	Compounds	Advantages	Disadvantages
Mild	Acetaminophen		Antipyretic properties; Oral; no opioid AEs	Only effective for mild pain; short acting
	NSAIDs	Ketorolac, ibuprofen, aspirin	Mild to moderate analgesia; oral; no opioid AEs	Bleeding risk; GI and renal complications; short acting
Moderate	Sodium channel blockers	Bupivacaine, lidocaine	Use directly at pain site; mostly peri-operative	Limited duration of action; some are concerned about local tissue impact
	Alpha 2 agonists	Dexmedetomidine (Recro Pharma)	Good pain relief; anxiolytic properties; no respiratory depression, impaired GI or addictive properties	In development – potential for first in class to be approved for peri-procedural pain
Moderate to Severe	Long-acting preferential COX-2	IV/IM meloxicam (Recro Pharma)	Long acting; fast onset, high pain relief, and less constipation	Class effects: Bleeding risk; GI and renal complications. Meloxicam IV well tolerated to date.
	Opioids	Morphine, hydrocodone, oxycodone, fentanyl	Good pain relief	Respiratory depression, impaired GI motility after even one dose; frequent nausea and vomiting; abuse/addiction potential

Note: Pain severity based upon market research / physician feedback

RECRO PHARMA

8

IV Meloxicam Overview

IV Meloxicam Overview

- FDA approved, oral preferential COX-2 inhibitor used in a wide variety of indications
- Proprietary long acting injectable form for moderate to severe acute pain
  - Incorporates Alkermes' NanoCrystal™ technology
- IV Meloxicam – long acting preferential COX-2 inhibitor for moderate to severe acute pain
  - Multiple Phase II studies successfully completed in acute pain models
  - Positive Phase III efficacy trial in abdominoplasty
  - Positive Phase III efficacy trial in bunionectomy
  - Completed renal impairment and ECG studies
  - Completed enrollment of 700+ patients in safety trial; await completion of patient follow-up visits spring: study results expected Q2
  - Plan to file New Drug Application for IV Meloxicam summer 2017
- Formulation IP issued through 2022 and additional methods of preparation IP issued through May 2030

NanoCrystal® is a registered trademark of Alkermes plc.

RECRO PHARMA
10

Phase III Acute Postoperative Pain Studies

• Reported positive Phase III efficacy data in abdominoplasty surgery trial

– Placebo vs IV Meloxicam (30mg) every 24 hours

– Achieved statistical significance in primary endpoint (SPID24), as well as in 10 secondary endpoints

– Standard analgesia study design

• Reported positive Phase III efficacy data in bunionectomy surgery trial

– Placebo vs IV Meloxicam (30mg) every 24 hours

– Achieved statistical significance in primary endpoint (SPID48), as well as in 15 secondary endpoints

– Standard analgesia study design

• Completed renal impairment and ECG studies

• Completed enrollment of 700+ patients into Phase III safety study; await completion of patient follow-up.

Phase III Abdominoplasty Study

• Multicenter, Multi-dose, Randomized, Double-blind, Placebo-controlled

• 219 subjects randomized to IV Meloxicam 30mg or Placebo

– Study medication administered q24 hours up to 3 doses

– 98% of subjects completed the 48 hour assessments

• Standard analgesia design

– Pain Intensity assessments (SPID24 = Primary Endpoint)

– Use of rescue medication

– Time to onset

– Patient Global Assessment of Pain Control

Phase III Abdominoplasty Study

Primary Endpoint – SPID24

Phase III Abdominoplasty Study

Summary of Secondary Endpoints

Parameter    p-value

SPID12     0.0434

SPID48     0.0040

SPID24-48     0.0028

Number of Subjects Rescued 24-48 Hours    0.0014

Number of Times    Rescued 0-24 Hours0.0275

Number of Times    Rescued 24-48 Hours0.0009

Number of Times    Rescued 0-48 Hours0.0027

Time to Perceptible Pain Relief    0.0050

% Subjects with >30% Improvement—24 Hours    0.0178

PGA of Pain Control at 48 hours    0.0027

SPID6, Times to Meaningful Pain Relief and First Rescue, Number of Subjects rescued 0-24 and 0-48 hours, % Subjects with >30 and >50% Improvement within 6 Hours and >50% within 24 hours, PGA of Pain Control at 24 hours were not significantly different between treatment groups.

Phase III Abdominoplasty Study

Adverse Events – ≥2% in the IV Meloxicam group

n (%) of Subjects

IV Meloxicam    Placebo

30 mg

Preferred Term    (N=110) (N=109)

Subjects with >=1 TEAE    58 (52.7)80(73.4)

Nausea    30 (27.3)41(37.6)

Headache    13 (11.8) 18(16.5)

Vomiting    5 (4.5)10(9.2)

Dizziness    4 (3.6)10(9.2)

** Four (4) subjects experienced Serious Adverse Events during this study. Three subjects were randomized to placebo and one to IV Meloxicam.

Phase III Bunionectomy Study

Multicenter, Multi-dose, Randomized, Double-blind, Placebo-controlled

201 subjects randomized to either IV Meloxicam 30 mg or Placebo

– Study medication administered q24 hours up to 3 doses

– 95% of subjects completed the 48 hour assessments

Standard analgesia design

– Pain Intensity assessments (SPID48 = Primary Endpoint)

– Use of rescue medication

– Time to onset

– Patient Global Assessment of Pain Control

Phase III Bunionectomy Study

Primary Endpoint – SPID48

Phase III Bunionectomy Study Summary of Secondary Endpoints

Parameter    p-value

SPID6     0.0153

SPID12     0.0053

SPID24     0.0084

SPID24-48     0.0050

Time to First Rescue Analgesia    0.0076

Number of Subjects Rescued 0-24 Hours    0.0002

Number of Subjects Rescued 24-48 Hours    0.0009

Number of Subjects Rescued 0-48 Hours    0.0002

Number of Times    Rescued 0-24 Hours 0.0025

Number of Times    Rescued 24-48 Hours 0.0108

Number of Times    Rescued 0-48 Hours 0.0014

% Subjects with >30% Improvement—6 Hours    0.0451

% Subjects with >30% Improvement—24 Hours    0.0107

% Subjects with >50% Improvement—24 Hours    0.0430

PGA of Pain Control at 48 hours    0.0046

Times to Perceptible and Meaningful Pain Relief, % Subjects with >50% Improvement within 6 Hours, PGA of Pain Control at 24 hours were not significantly different between treatment groups.

Phase III Bunionectomy Study

Adverse Events – ≥3% in either group

n (%) of Subjects

IV Meloxicam    Placebo

30 mg

Preferred Term    (N=100) (N=101)

Subjects with ≥ 1 TEAE    44 (44.0) 54 (53.5)

Nausea    20 (20.0) 26 (25.7)

Headache    8 (8.0)12 (11.9)

Vomiting    3 (3.0)9(8.9)

Pruritus    8 (8.0)3(3.0)

Decreased appetite    2 (2.0)7(6.9)

Constipation    4 (4.0)5(5.0)

Abdominal pain     —6(5.9)

Dizziness    3 (3.0)4(4.0)

Flushing    3 (3.0)1(1.0)

Somnolence    3 (3.0)2(2.0)

ALT increased     —3(3.0)

**Two (2) subjects experienced Serious Adverse Events during this study.

Both subjects were randomized to placebo.

Next Steps for IV Meloxicam

• Complete safety study patient visits

– Completed enrollment of 700+ patients early; await completion of patient follow-up visits

• Total across all Phase III studies: estimated 1100 patients expected to be enrolled

• Plan to file NDA for IV Meloxicam in summer of 2017

IV Meloxicam Target Opportunity

Intra-abdominal Procedures

• Surgeons have keen interest in:

– Avoidance of opioids

– Avoidance of peaks and troughs in existing non-opioid pain med options

• Meloxicam answers those needs through:

– Relief of moderate to severe pain over 24 hours

Orthopedic Procedures

• Surgeons have keen interest in:

– Long lasting serious pain relief to get the patient through the trip home and first post-op day

– Many surgeons concerned about opioid use and potential for addiction

• Meloxicam answers those needs through:

– Relief of moderate to severe pain over 24 hours

– No addiction risk

Favorable Dosing Profile

Attribute	Meloxicam	Ketorolac	Caldolor (ibuprofen)	Ofirmev (APAP)
Route	IV/IM	IV/IM	IV	IV
Onset of pain relief	~10 min*	30 min	N/A	N/A
Time to peak analgesic effect	~40 min*	1-2 hrs	N/A	N/A
Duration of pain relief	18-24 hrs	4-6 hrs	4-6 hrs	4-6 hrs
Admin.	IV bolus and eventual pre-filled syringe	Ready to use IV	Dilution required, 30 min infusion	Ready to use, 15 min infusion

* IV Meloxicam clinical data from Study-04.

RECRO PHARMA
22

IV Meloxicam Achieves Peak Analgesic Effect Comparable to Morphine

Single 30mg Dose Performance over 24 hrs

(Abdominal Hysterectomy Trial – IV Meloxicam vs IV Morphine)

60

Baseline Pain Level ~60Placebo n=64

Morphine n=62

50

100)     IV Meloxicam 30 mg n=60

-

(0

Baseline    40

from    30

Difference    20

Intensity    10

Pain    0

04812162024

-10

Time (Hours)

IV Meloxicam Achieves Longer Lasting Analgesic Effect Than Morphine

Responder rate based on >30% improvement in pain intensity scores in moderate/severe patients following open hysterectomy

100%

100%    94% 92%95%

90%    88%

80%     78%75%

68%

70%     61%

60%

50%

40%    34% 34%36%32%29%

30%

20%     17%

10%     9%8%8%

0%

0.5 hour    1 hour6 hour12 hour18 hour24 hour

PlaceboIV Morphine 0.15 mg/kgIV Meloxicam 30 mg

Each medication given as a single dose     LOCF Analysis

Phase 2 Open Hysterectomy Study

Number of Patients Requiring Opioid Analgesic Rescue Reduced Over 24 Hours with IV Meloxicam

Percent of moderate/severe pain patients requiring opioid analgesic rescue over 24 hours following open hysterectomy

*P<0.001 vs. placebo

100%    95.3%

Rescue    90%

80%    77.4%*

70%

Analgesic    60%

50%

Opioid    40% 36.7%*

30%

Requiring    20%

10%

0%

Patients     PlaceboIV Morphine 0.15 mg/kgIV Meloxicam 30 mg

n=64n=62n=60

Each medication given as a single dose

Phase 2 Open Hysterectomy Study

Multiple Successful IV Phase 2 Trials

Trial	Design	Outcome
Phase II Study - 02	Acute pain following dental surgery (N = 230)	Statistically significant differences for meloxicam doses compared to placebo were seen in SPID24, pain relief and onset of pain relief
Phase II Study - 04	Acute pain following open abdominal hysterectomy surgery (N = 486)	Statistically significant differences for meloxicam doses compared to placebo were seen in multiple efficacy analyses, including SPID24. meloxicam 30 mg and 60 mg produced the greatest response with no difference between doses
Phase II Study - 05	Acute pain following laparoscopic abdominal surgery (N =50)	Study stopped early (planned N = 250) for business reasons. However, statistically significant differences in SPID48 observed for 30mg QD dose despite small sample size
Phase II Study -014	Safety, Efficacy and PK in Post-op bunionectomy (N=59)	Safety-well tolerated, no serious AEs, no bleeding events Efficacy-Statistically significantly reductions in pain intensity as measured by SPID48 for 30 and 60 mg QD vs placebo

RECRO PHARMA
26

Dexmedetomidine (“Dex”)

Dex Has Demonstrated Analgesia & Safety

• Alpha 2 agonist (non-opioid)

– Injectable form (Precedex) marketed by Hospira in US as sedative

– Multiple studies demonstrating analgesia of alpha 2 agonists

• Intranasal formulation in clinical development for peri-procedural pain

– In-licensed non-IV rights from Orion

– Worldwide rights except Europe, Turkey, and CIS

• Multiple studies demonstrate Dex pain relief and safety profile

– Including our completed placebo controlled trials

• Expect strong IP position

– Pending IP coverage could run through 2030

• Expect to file 505(b)(2) NDA after completion of Ph III

Positive Dex-IN Ph II Results

(REC-14-013 – Post Op Day 1 Dosing)

• Randomized, placebo controlled Phase II bunionectomy study (168 patients)

– Randomized, placebo controlled study

– 50 mcg of Dex-IN or placebo every 6 hours

– Primary endpoint – SPID48 (p=0.0214)

– Oral opioid rescue therapy allowed

• 6 patients discontinued for lack of efficacy (3 in each treatment group) and 1 patient due to serious adverse event of hypotension

• Most common adverse events observed in the study were:

– blood pressure decrease / hypotension – nausea (similar incidences to placebo) – nasal discomfort and headache

• Adverse event of bradycardia was reported in 3 subjects in the Dex-IN treatment group

Fadolmidine (“Fado”)

Fado Effective in Phase II for Pain Relief

• Alpha 2 agonist

– more potent at the alpha 2c receptor than Dex

– >20 fold less potent at the alpha 1b receptor than clonidine

• Fado has demonstrated analgesia in multiple animal models

• Positive Phase II analgesia study in bunionectomy patients

– Intrathecal route of administration

• WW rights to all human uses except Europe, Turkey and CIS

• NCE patent w/ expected extension to 2021

Contract Development and Manufacturing (CDMO) Business Overview Gainesville

Gainesville CDMO Facility

CDMO Overview

CDMO facility	• 97,000 + sq. ft. solid oral dosage manufacturing cGMP • DEA licensed; ~175 employees • Revenues include product sales, royalties and profit sharing • Positive cash flow providing debt service and non-dilutive financing source for Company development and operating activities
Service capabilities	• Formulation, process development and optimization • Process scale-up • Clinical supply and validation • Commercial supply
Ritalin LA	• Once daily ADHD treatment marketed by Novartis
Focalin XR	• ADHD treatment marketed by Novartis
Verelan / verapamil	• CV/High blood pressure treatment marketed by Teva and Lannett
Zohydro ER	• Extended release hydrocodone marketed by Pernix • Launched in 2014 • Abuse deterrent form launched

RECRO PHARMA
34

Strong CDMO Business Performance

Year Ended

CDMO Segment    December 31, 2016

($millions)    (unaudited)

Revenues    $69.3

CDMO Segment Operating Income    $24.2

EBITDA*    $31.8

Excess Cash Flow *    $30.5

Revenues include product sales, royalties and profit sharing

– 2016 revenues included one-time revenues; customer ordering patterns are not always predictable

– Expect recurring 2017 revenues of approximately $55-$60M, and EBITDA* of approximately $18-$20M

Additional capacity for new product opportunities

Positive cash flow for debt service obligations, as well as cash flow to contribute to the funding of Company operating activities, including product development, and commercialization.

*EBITDA and Excess Cash Flow are non-GAAP financial measures (see reconciliation on last page of presentation)

OrbiMed Debt Financing

• $50 million up-front payment funded via a five-year senior secured term loan with OrbiMed related to the Alkermes April 2015 transaction

– Interest at LIBOR + 14.0%, with a 1.0% LIBOR floor

– OrbiMed received warrants to purchase an aggregate of 3% of Recro’s outstanding common stock (on a fully diluted basis) as of the closing of the transaction.

• Paid down $22.7 million, or 45% of the original $50.0 million term loan from excess cash flow generated by the manufacturing business

– OrbiMed Loan @ 12/31/16- $27.3 million

Company Highlights

• Specialty pharmaceutical company focused on hospital and related settings with first product, IV Meloxicam targeting post-operative pain

• Plan to file New Drug Application for IV Meloxicam in summer 2017

– Reported positive top-line results for pivotal Phase III trial in patients following abdominoplasty surgery

– Reported positive top-line results for pivotal Phase III trial in patients following bunionectomy surgery

– Completed renal impairment and ECG studies

– Completed enrollment of 700+ patients in safety trial; await completion of patient follow-up visits

• Multiple non-opioid therapeutics in clinical development for pain conditions

• Revenue and cash flow positive contract development and manufacturing (CDMO) business

• Solid cash position

– $64.5 million cash @ 12/31/16

– $40 million capital raise in December ($36.9 million net proceeds)

• Experienced management team with significant development, regulatory and commercial experience

Reconciliation of Non-GAAP Financial Measures (unaudited)

To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have also disclosed in the table below the following non-GAAP information for our Contract Development and Manufacturing division (‘CDMO segment”): earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Excess Cash Flow. We believe these non-GAAP financial measures are helpful in understanding our CDMO segment as such useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA is used by investors, as well as management in assessing our performance. Under the credit agreement with our lender (OrbiMed), Excess Cash Flow is one of the metrics used to determine the amount that OrbiMed may require the Company to prepay on the outstanding principal on our loan on a quarterly basis (see Notes to Financial Statements for description of the credit agreement). Excess Cash Flow is a useful measure of cash flow available to not just service debt, but also use for other Company operating activities, including product development and commercialization. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

CDMO Segment    2016 2017

($’s in millions)     Estimate

Operating Income    $24.2 $10.4- $12.4

Depreciation    $5.0 $5.0

Amortization of intangible assets    $2.6 $2.6

EBITDA    $31.8 $18.0—$20.0

Capital expenditures    ($4.3) ($4.9)

Change in working capital    $2.2 $2.1

Stock-based compensation    $0.8 $0.8

expense

Excess Cash Flow    $30.5 $16.0-$18.0

35